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                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 27, 1998, with respect to the financial statements of BRMC of Delaware, Inc. included in the Registration Statement (Amendment No. 5 to Form S-1 No. 333-37205) and related Prospectus of Compass International Services Corporation for the registration of 4,715,000 shares of its common stock.

                                       /s/ Ernst & Young LLP
February 5, 1998
Atlanta, Georgia